EXECUTION COPY


NEITHER THE ISSUANCE AND PLACECITYSALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
(B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(C)(III) AND 19(A) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET
FORTH  ON  THE  FACE  HEREOF  PURSUANT  TO  SECTION  3(C)(III)  OF  THIS  NOTE.

                          CHARYS HOLDING COMPANY, INC.

                     SUBORDINATED UNSECURED CONVERTIBLE NOTE

Issuance Date: April 30, 2007                      Principal: U.S. $1,670,809.00


     FOR VALUE RECEIVED, Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of UBS O'CONNOR LLC F/B/O/ O'CONNOR PIPES CORPORATE STRATEGIES MASTER LTD. or registered assigns ("HOLDER") the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "PRINCIPAL") when due, whether upon the Maturity Date (as defined below), on any Installment Date with respect to the Installment Amount due on such Installment Date (each, as defined herein), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("INTEREST") on any outstanding Principal at a rate equal to 8.75% per annum (the "INTEREST RATE"), from the date set out above as the Issuance Date (the "ISSUANCE DATE") until the same becomes due and payable, whether upon any Installment Date or, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Subordinated Unsecured Convertible Note (including all Subordinated Unsecured Convertible Notes issued in exchange, transfer or replacement hereof, this "NOTE") is one of an issue of Subordinated Unsecured Convertible Notes issued pursuant to the Securities Exchange Agreement (as defined below) on the Closing Date (collectively, the "NOTES" and such other Subordinated Unsecured Convertible Notes, the "OTHER NOTES"). Certain capitalized terms used herein are defined in Section 27. Notwithstanding anything herein contained to the contrary or in the Securities Exchange Agreement defined below, the Holder specifically acknowledges that all of those certain 8.75% Senior Convertible Notes issued by the Company on February 16, 2007 in the principal amount of $175 million, and issued on March 6, 2007 in the principal amount of $26.25 million in connection with the issuance of securities of the Company by McMahan Securities Co. L.P. are senior to this Note in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     (1)     PAYMENTS OF PRINCIPAL.  On each Installment Date, the Company shall
             ---------------------
pay to the Holder an amount equal to the Installment Amount due on such Installment Date. The "MATURITY DATE" shall be May 1, 2008, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date and
(iii) in connection with a deferral in accordance with the provisions of Section 8(b).

     (2)     INTEREST;  INTEREST  RATE.  Interest  on  this  Note shall commence
             -------------------------
accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears for each Payment Month on the Installment Date during the period beginning on the Issuance Date and ending on, and including, the Maturity Date. Interest shall be payable on each Installment Date, to the record holder of this Note on the applicable Installment Date, and to the extent that any Principal amount of this Note is converted prior to such Installment Date, accrued and unpaid Interest with respect to such converted Principal amount and accrued and unpaid Late Charges with respect to such
Principal and Interest shall be paid through the Conversion Date (as defined below) on the next succeeding Installment Date to the record holder of this Note on the applicable Conversion Date, in cash ("CASH INTEREST"). Prior to the payment of Interest on an Installment Date, Interest on this Note shall accrue at the Interest Rate. Upon the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares; provided that the Company shall not be
                                          --------
required to pay any tax that may be payable in respect of any issuance of Interest Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Interest Shares.

     (3)     CONVERSION OF NOTES.  This Note shall be convertible into shares of
             -------------------
the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section 3 (the "CONVERSION").

          (a)     Conversion  Right.  Subject to the provisions of Section 3(d),
                  -----------------
at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any Conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common
Stock  upon  Conversion  of  any  Conversion  Amount.

          (b)     Conversion  Rate.  The  number  of  shares  of  Common  Stock
                  ----------------
issuable upon Conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "CONVERSION RATE").

               (i) "CONVERSION AMOUNT" means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

               (ii) "CONVERSION PRICE" means, as of any Conversion Date (as defined below) or other date of determination, $2.25, subject to adjustment as provided herein.

          (c)     Mechanics  of  Conversion.
                  -------------------------

               (i)     Optional  Conversion.  To  convert  any Conversion Amount
                       --------------------
into  shares of Common Stock on any date (a "CONVERSION DATE"), the Holder shall
(A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of Conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to
                                          ---------
the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the second Business Day following the date of receipt of a Conversion Notice (the "SHARE DELIVERY DATE"), the Company shall (X) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for Conversion as required by
Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a Conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial Conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amounts relating to the Installment Dates as set forth in the Conversion Notice.

               (ii)     Company's  Failure  to  Timely Convert.  If within three
                        --------------------------------------
(3) Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's Conversion of any Conversion Amount (a "CONVERSION FAILURE"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such Conversion that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or
(ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

               (iii)     Book-Entry.  Notwithstanding  anything  to the contrary
                         ----------
set forth herein, upon Conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such Conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon Conversion.

               (iv)     Pro  Rata  Conversion;  Disputes.  In the event that the
                        --------------------------------
Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for Conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for Conversion based on the principal amount of Notes submitted for Conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for Conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a Conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

          (d)     Limitations  on  Conversions.
                  ----------------------------

               (i)     Beneficial  Ownership.  The  Company shall not effect any
                       ---------------------
Conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such Conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% (the "MAXIMUM PERCENTAGE") of the number of shares of Common Stock outstanding immediately after giving effect to such Conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon Conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) Conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or Conversion of the unexercised or nonconverted portion of any other securities of the

Company (including, without limitation, any Other Notes or warrants) subject to a limitation on Conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the Conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and
(ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

               (ii)     Principal  Market  Regulation.  The Company shall not be
                        -----------------------------
obligated to issue any shares of Common Stock upon Conversion of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon Conversion or exercise, as applicable, of the Notes and Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market (the "EXCHANGE CAP"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no holder of the Notes pursuant to the Securities Exchange Agreement (the "HOLDERS") shall be issued in the aggregate, upon Conversion or exercise, as applicable, of Notes or Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to the Holders pursuant to the Securities Exchange Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Holders pursuant to the Securities Exchange Agreement on the Closing Date (with respect to each Purchaser, the "EXCHANGE CAP ALLOCATION"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

     (4)     RIGHTS  UPON  EVENT  OF  DEFAULT.
             --------------------------------

          (a)     Event  of  Default.  Each  of  the  following  events  shall
                  ------------------
constitute  an  "EVENT  OF  DEFAULT":

               (i) The failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC, or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder's Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

               (ii) If after Conversion, the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10)
Trading  Days  in  any  365-day  period;

               (iii) The Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for Conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

               (iv) At any time following the 10th consecutive Business Day that the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a Conversion of the full Conversion Amount of this Note (without regard to any limitations on Conversion set forth in Section 3(d) or otherwise);

               (v) The Company's failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company's failure to pay any redemption payments or amounts hereunder) or any other Transaction Document (as defined in the Securities Exchange Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

               (vi) The entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law or (iii) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

               (vii) The commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action;

               (viii) The Company breaches any material representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if the Holder gives five (5) Business Days prior notice of such breach and it remains uncured for a period of at least five (5) Business Days;

               (ix) (A) the indictment or conviction of any of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) or any of the directors of the Company of a violation of federal or state securities laws or (B) the settlement in an amount over $1,000,000 by any such officer or director of an action relating to such officer's violation of federal or state securities laws, breach of fiduciary duties or self-dealing;

               (x)     Any  breach  or  failure  in  any  respect to comply with
Section  9  of  this  Note;  or

               (xi) Any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

          (b)     Redemption  Right.  Promptly  after the occurrence of an Event
                  -----------------
of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an "EVENT OF DEFAULT NOTICE") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "EVENT OF DEFAULT REDEMPTION NOTICE") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of
(x) the sum of the Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such sum of the Conversion Amount together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the "EVENT OF DEFAULT REDEMPTION PRICE"). Redemptions required by this
Section 4(b) shall be made in accordance with the provisions of Section 12. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Event of Default Redemption Notice.

          (c) In addition, and without limitation of any other rights and remedies hereunder, upon the first occurrence of a default under Section 4(a)(v)
                                                                 ---------------
of  this  Note,  without  regard  to  any  cure  period thereunder, and upon the expiration of each additional 30 day thereafter during which the Event of Default continues, in whole or in part (such late payment, the "DELINQUENT
PAYMENT AMOUNT"), the Company shall issue a Warrant to the Holder in the form attached to the Securities Exchange Agreement (including any warrants issued in exchange therefore or replacement thereof, a "WARRANT") for such number of shares of Common Stock of the Company equal to the Delinquent Payment Amount at such time divided by the Conversion Price. Upon the second occurrence of an Event of Default under Section 4(a)(v) of this Note, without regard to any cure
                        ---------------
period thereunder, the Company shall issue a Warrant to the Holder for such number of shares of Common Stock of the Company equal to the outstanding principal balance of the Note at such time divided by the Conversion Price. The issuance of any Warrant hereunder is not a cure of any Event of Default. The
Company and the Holder agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix with precision the actual damages the Holder would incur should the Company delay in making timely payments hereunder, and, accordingly, the Company and the Holder agree that a Warrant shall be issued as provided herein as liquidated damages for such delay, and not as a penalty. The Company and the Holder agree that the liquidated damages identified herein are not a penalty, but instead are a good faith and reasonable estimate of the damages and loss the Holder would suffer in the event the Company delays in making timely payments under this Note.

     (5)     RIGHTS  UPON  FUNDAMENTAL  TRANSACTION  AND  CHANGE  OF  CONTROL.
             -----------------------------------------------------------------

          (a)     Assumption.  The Company shall not enter into or be party to a
                  ----------
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (a "PUBLIC SUCCESSOR ENTITY"). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon Conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) purchasable upon the Conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity), as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the Conversion or redemption of this Note.

          (b)     Redemption  Right.  No sooner than fifteen (15) days nor later
                  -----------------
than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "CHANGE OF CONTROL NOTICE"). At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control and ending ten (10) days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("CHANGE OF CONTROL REDEMPTION NOTICE") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) 125% of the sum of the Conversion Amount being redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (y) the quotient determined by dividing (A) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 125% of the sum of the Conversion Amount being redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest (the "CHANGE OF CONTROL REDEMPTION PRICE"). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Change of Control Redemption Notice.

     (6)     RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.
             ------------------------------------------------------------------

          (a)     Purchase  Rights.  Except  with respect to the purchase of any
                  ----------------
current Subsidiaries or any proposed acquisition of a new Subsidiary and except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement), or the issuance of any shares of the Common Stock to employees or consultants for services rendered to the Company or any Subsidiary, or the issuance of any shares of the Common Stock in settlement of debts or disputes of the Company or any Subsidiary, or the issuance of any shares of the Common Stock to any lender in connection with financings of the Company or any Subsidiary, or the issuance of any shares of the Common Stock pursuant to any Stock Option Plan adopted by the Company or any Subsidiary, or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC, or as otherwise consented to by the Required Holders (an "EXCLUDED SECURITY"), if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. As used herein, "SEC Documents" means all reports, schedules, exhibits, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act (including documents incorporated by reference therein), including the registration statement filed by the Company on Form SB-2 on April 30, 2007 and any other registration statements filed by the Company pursuant to the Securities Act of 1933, as amended (the "1933 ACT").

          (b)     Other  Corporate  Events.  In  addition  to  and  not  in
                  ------------------------
substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "CORPORATE EVENT"), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a Conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such Conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such Conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with Conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a Conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the Conversion or redemption of this Note.

     (7)     RIGHTS  UPON  ISSUANCE  OF  OTHER  SECURITIES.
             ---------------------------------------------

          (a)     Adjustment  of Conversion Price upon Issuance of Common Stock.
                  -------------------------------------------------------------
Subject to the Exchange Agreement, if and whenever on or after the Issuance Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the "NEW ISSUANCE PRICE") less than a price (the "APPLICABLE PRICE") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "DILUTIVE ISSUANCE"), then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

               (i)     Issuance of Options.  If the Company in any manner grants
                       -------------------
or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such

Option or upon Conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon Conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon Conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon Conversion or exchange or exercise of such Convertible Securities.

               (ii)     Issuance  of  Convertible Securities.  If the Company in
                        ------------------------------------
any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such Conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the "price per share for which one share of Common Stock is issuable upon such Conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the Conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon Conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               (iii)     Change  in  Option Price or Rate of Conversion.  If the
                         ----------------------------------------------
purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, Conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed Conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, Conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

               (iv)     Calculation  of  Consideration  Received.  In  case  any
                        ----------------------------------------
Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.0.001. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business

Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

               (v)     Record  Date.  If  the  Company  takes  a  record  of the
                       ------------
holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (b)     Adjustment of Conversion Price upon Subdivision or Combination
                  --------------------------------------------------------------
of  Common  Stock.  If  the  Company  at  any time on or after the Issuance Date
-----------------
subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (c)     Other Events.  If any event occurs of the type contemplated by
                  ------------
the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

          (d)     Notices.
                  -------

               (i) Immediately upon any adjustment of the Conversion Price pursuant to this Section 7, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 24.

               (ii) The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

               (iii) The Company will also give written notice to each Holder no later than (i) ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place and (ii) the date upon which such Fundamental Transaction or Liquidation Event is announced to the public; provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

     (8)     COMPANY  REDEMPTION.  The  Company  may  prepay  (a  "COMPANY
             -------------------
REDEMPTION") all or any portion of this Note (the "COMPANY REDEMPTION AMOUNT"), subject, however to the payment of a prepayment penalty which shall be equal to 110% of the outstanding Principal, together with accrued and unpaid Interest with respect to such Company Redemption Amount and accrued and unpaid Late Charges with respect to such Company Redemption Amount and Interest. If the Company elects a Company Redemption, then the Company Redemption Amount which is to be paid to the Holder on the applicable Company Redemption Date shall be redeemed by the Company on such Company Redemption Date, and the Company shall pay to the Holder on such Company Redemption Date, by wire transfer of immediately available funds, an amount in cash equal to the Company Redemption Amount.

     (9)     MANDATORY  REDEMPTION AT MATURITY.  If any Notes remain outstanding
             ---------------------------------
on the Maturity Date, the Company shall redeem such Notes in cash in an amount equal to the outstanding Principal plus any accrued but unpaid Interest and Late Charges (the "MATURITY DATE REDEMPTION PRICE"). The Company shall pay the
Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such Holder. If the Company fails to redeem all of the Principal outstanding on the Maturity Date by payment of the Maturity Date Redemption Price, then in addition to any remedy such Holder may have under any Transaction Document, (I) the applicable Maturity Date Redemption Price payable in respect of such unredeemed Principal shall bear interest at the rate of 3.0% per month, prorated for partial months, until paid in full, and (II) any Holder shall have the option to require the Company to convert any or all of such Holder's Note and for which the Maturity Date Redemption Price (together with any interest thereon) has not been paid into shares of Common Stock equal to the number which results from dividing the Maturity Date Redemption Price (together with any interest thereon) by the Conversion Price. If the Company has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then the Maturity Date shall be automatically extended for the Note until the date the Holders receive such shares of Common Stock or Maturity Date Redemption Price. All redemptions shall be made on a pro-rata basis to all holders of the Notes.

     (10)     NONCIRCUMVENTION.  The  Company  hereby  covenants and agrees that
              ----------------
the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

     (11)     RESERVATION  OF  AUTHORIZED  SHARES.
              -----------------------------------

          (a)     Reservation.  The  Company  shall initially reserve out of its
                  -----------
authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the Conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the Conversion of all of the Notes then outstanding pursuant to Sections 2 and 3; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on Conversions) (the "REQUIRED RESERVE AMOUNT"). The initial number of shares of Common Stock reserved for Conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Exchange Agreement) or increase in the number of reserved shares, as the case may be (the "AUTHORIZED SHARE ALLOCATION"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

          (b)     Insufficient  Authorized  Shares.  If at any time while any of
                  --------------------------------
the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon Conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "AUTHORIZED SHARE FAILURE"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (12)     HOLDER'S  REDEMPTIONS.
              ---------------------

          (a)     Mechanics.  The  Company shall deliver the applicable Event of
                  ---------
Default Redemption Price to the Holder within five Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with
Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company's receipt of such notice otherwise. The Company shall deliver the Company Redemption Amount to the Holder on the Company Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided. The Holder's delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

          (b)     Redemption  by  Other  Holders.  Upon the Company's receipt of
                  ------------------------------
notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an "OTHER
REDEMPTION NOTICE"), the Company shall immediately forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three (3) Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

     (13)     VOTING  RIGHTS.  The  Holder  shall  have  no voting rights as the
              --------------
holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

     (14)     PARTICIPATION.  If  converted,  The  Holder, as the holder of this
              -------------
Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on Conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

     (15)     VOTE  TO  ISSUE,  OR  CHANGE THE TERMS OF, NOTES.  The affirmative
              ------------------------------------------------
vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.

     (16)     TRANSFER.  This  Note  and  any shares of Common Stock issued upon
              --------
Conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of
Section 2(f) of the Securities Exchange Agreement and the Securities Act of 1933, as amended.

     (17)     REISSUANCE  OF  THIS  NOTE.
              --------------------------

          (a)     Transfer.  If this Note is to be transferred, the Holder shall
                  --------
surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following Conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

          (b)     Lost,  Stolen  or Mutilated Note.  Upon receipt by the Company
                  --------------------------------
of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

          (c)     Note  Exchangeable  for Different Denominations.  This Note is
                  -----------------------------------------------
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

          (d)     Issuance  of  New  Notes.  Whenever the Company is required to
                  ------------------------
issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

     (18)     REMEDIES,  CHARACTERIZATIONS,  OTHER  OBLIGATIONS,  BREACHES  AND
              -----------------------------------------------------------------
INJUNCTIVE  RELIEF.  The  remedies provided in this Note shall be cumulative and
------------------
in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, Conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (19)     PAYMENT  OF  COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this
              ----------------------------------------------------
Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

     (20)     CONSTRUCTION;  HEADINGS.  This  Note shall be deemed to be jointly
              -----------------------
drafted by the Company and all the Holders and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

     (21)     FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part
              --------------------------------
of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (22)     DISPUTE  RESOLUTION.  In  the  case  of  a  dispute  as  to  the
              -------------------
determination of the Closing Bid Price or the Closing Sale Price or the arithmetic calculation of the Conversion Rate or the Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Company fails to object to the calculation of the number of Escrow Shares to be released or otherwise with respect to the Conversion Notice, within said time, then the Company shall be deemed to have waived any objections to said calculation and the Conversion Notice. In the case of a dispute, the Company shall instruct the Escrow Agent to transfer to the Holder the number of Common Shares that is not disputed, if any, and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder and Escrow Agent via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price or the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than one (1) Business Day from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     (23)     NOTICES;  PAYMENTS.
              ------------------

          (a)     Notices.  Whenever  notice  is required to be given under this
                  -------
Note, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

          (b)     Payments.  Whenever  any  payment of cash is to be made by the
                  --------
Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Holders, shall initially be as set forth on the Schedule of Buyers attached to the Securities Exchange Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Installment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full ("LATE CHARGE").

     (24)     CANCELLATION.  After  all  Principal,  accrued  Interest and other
              ------------
amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     (25)     WAIVER  OF  NOTICE.  To  the  extent permitted by law, the Company
              ------------------
hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Exchange Agreement.

     (26)     GOVERNING  LAW.  This  Note  shall  be  construed  and enforced in
              --------------
accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

     (27)     CERTAIN  DEFINITIONS.  For  purposes  of  this Note, the following
              --------------------
terms  shall  have  the  following  meanings:

          (a) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

          (b)     "BLOOMBERG"  means  Bloomberg  Financial  Markets.

          (c) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (d) "CHANGE OF CONTROL" means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iii) a Fundamental Transaction that has been previously authorized by a written consent of the Required Holders prior to the consummation of such Fundamental Transaction.

          (e) "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 5:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          (f) "CLOSING DATE" shall have the meaning set forth in the Securities Exchange Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Exchange Agreement.

          (g) "COMPANY CONVERSION PRICE" means, as of any Conversion Date or other date of determination, the applicable Conversion Price. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock the applicable such Company Conversion Measuring Period.

          (h) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

          (i) "ELIGIBLE MARKET" means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq SmallCap Market.

          (j) "EXCLUDED SECURITIES" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC; (ii) upon Conversion of the Notes or the exercise of the Warrants;
(iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $25,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines"); (iv) in connection with the payment of any Interest Shares on the Notes; (v) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate 20% of the outstanding shares of Common Stock in any calendar year;
(vi) upon Conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Issuance Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Issuance Date; (vii) the issuance of any shares of the Common Stock in settlement of debts or disputes of the Company or any Subsidiary; (viii) the issuance of any shares of the Common Stock to employees or consultants for services rendered to the Company or any Subsidiary; (ix) the issuance of any shares of the Common Stock to any lender in connection with financings of the Company or any Subsidiary; and (viii) as may be otherwise provided in the Securities Exchange Agreement or in this Note.

          (k) "FISCAL QUARTER" means each of the fiscal quarters adopted by the Company for financial reporting purposes that correspond to the Company's fiscal year that ends on December 31, or such other fiscal quarter adopted by the Company for financial reporting purposes in accordance with GAAP.

          (l) "FUNDAMENTAL TRANSACTION" means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (C) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the

Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock. Provided, however, notwithstanding anything herein contained or in any of the other Transaction Documents, any consolidation of a Subsidiary into another Subsidiary or Subsidiaries shall not be deemed to be a Fundamental Transaction.

          (m) "GAAP" means United States generally accepted accounting principles, consistently applied.

          (n) "INSTALLMENT AMOUNT" means with respect to any Installment Date, the lesser of (A) with respect each Installment Date, the amount set forth opposite such date on Exhibit II attached hereto (in each case, plus the sum of any accrued and unpaid Interest with respect thereto and accrued and unpaid Late Charges with respect thereto and Interest and any accrued and unpaid interest thereon), and (B) the Principal amount (plus the sum of any accrued and unpaid Interest with respect to such Principal amount and accrued and unpaid Late Charges with respect to such Principal amount and Interest any accrued and unpaid interest thereon) under this Note as of such Installment Date, as any such Installment Amount may be reduced pursuant to the terms of this Note, whether upon Conversion, redemption or otherwise. For the avoidance of doubt, any accrued and unpaid interest which may be paid pursuant to this definition shall be deducted from the total interest to be paid on any subsequent Interest Payment Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.

          (o) "INSTALLMENT DATE" means May 15, 2007 and the first calendar day of July 2007 and each subsequent calendar month through May 1, 2008, and any other Installment Date scheduled by the Holder in connection with a Deferral Amount pursuant to Section 8(b) hereof.

          (p)     "ISSUANCE  DATE"  means  the  Issuance  Date.

          (q) "LIQUIDATION EVENT" means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.

          (r) "OPTIONS" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          (s) "PARENT ENTITY" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

          (t) "PAYMENT MONTH" means each of: the period beginning on and including the Issuance Date and ending on and including May 31, 2007; and each of the monthly periods commencing on the first day of June 2007 and each subsequent month and ending on the last day of each such calendar month, so long as Principal or Interest or Late Charges are outstanding under the Note.

          (u) "PERMITTED LIENS" means subject to the Securities Exchange Agreement (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, and (iv) any Lien described in the Company's SEC documents as of the date hereof.

          (v) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

          (w) "PRINCIPAL MARKET" means The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board.

          (x) "REDEMPTION PREMIUM" means (i) in the case of the Events of Default described in Section 4(a)(i) - (vi) and (ix) - (xii), 120% or (ii) in the case of the Events of Default described in Section 4(a)(vii) - (viii), 100%.

          (y) "REGISTRATION RIGHTS AGREEMENT" means that certain registration rights agreement dated as of the Issuance Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon Conversion of the Notes and exercise of the Warrants.

          (z) "REQUIRED HOLDERS" means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

          (aa)     "SEC"  means  the  United  States  Securities  and  Exchange
Commission.

          (bb) "SECURITIES EXCHANGE AGREEMENT" means that certain Securities Exchange Agreement dated as of the Issuance Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

          (cc) "SUCCESSOR ENTITY" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

          (dd) "TRADING DAY" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 5:00:00 p.m., New York Time).

     (28)     DISCLOSURE.  Upon receipt or delivery by the Company of any notice
              ----------
in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


                                  CHARYS  HOLDING  COMPANY,  INC.


                                  By
                                    --------------------------------------------
                                      Billy V. Ray, Jr. Chief Executive Officer

                                     EXHIBIT

                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

Reference is made to the Subordinated Unsecured Convertible Note (the "NOTE") issued to the undersigned by Charys Holding Company, Inc. (the "COMPANY"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "COMMON STOCK") of the Company, as of the date specified below.


     Date  of  Conversion:
                             ---------------------------------------------------

     Aggregate  Conversion  Amount  to  be  converted:
                                                         -----------------------

Please  confirm  the  following  information:

     Conversion  Price:
                         -------------------------------------------------------

     Number  of  shares  of  Common  Stock  to  be  issued:
                                                             -------------------

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

     Issue  to:
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


     Facsimile  Number:
                          ------------------------------------------------------

     Authorization:
                     -----------------------------------------------------------

                By:
                     -----------------------------------------------------------

                     Title:
                            ----------------------------------------------------

Dated:
      --------------------------------------------------------------------------

     Account  Number:
                        --------------------------------------------------------
     (if electronic book entry transfer)

     Transaction  Code  Number:
                                  ----------------------------------------------
     (if electronic book entry transfer)

Installment Amounts to be reduced and amount of reduction:
                                                           ---------------------

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Conversion Notice and hereby directs ____________ to issue the above indicated number of shares of Common Stock in accordance with the Conversion Notice.


                                  CHARYS  HOLDING  COMPANY,  INC.


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

--------------------------------
EXHIBIT  II (UBS)
--------------------------------
DATE            PAYMENT ($)
--------------  ----------------
5/15/2007                100,000
--------------  ----------------
7/1/2007               89,532.78
--------------  ----------------
8/1/2007              169,495.68
--------------  ----------------
9/1/2007              145,236.01
--------------  ----------------
10/1/2007             144,248.56
--------------  ----------------
11/1/2007             143,261.10
--------------  ----------------
12/1/2007             163,448.81
--------------  ----------------
1/1/2008              162,306.96
--------------  ----------------
2/1/2008              161,165.10
--------------  ----------------
3/1/2008              160,023.24
--------------  ----------------
4/1/2008              158,881.38
--------------  ----------------
5/01/2008             157,739.52
--------------------------------